Note 7 - Leases - Financing Leases Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Leased property under finance leases	$ 11,758	$ 11,442
Less accumulated amortization	(5,880)	(5,374)
Leased property under finance leases, net	5,878	6,068
Current portion of obligations under finance leases	295	236
Long-term portion of obligations under finance leases	555	688
Total obligations under finance leases	$ 850	$ 924